As Filed with the Securities and Exchange Commission on November 1, 2001

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 30, 2001

RUDDICK CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina
(State of Incorporation)

1-6905
(Commission File Number)

56-0905940
(IRS Employer Identification No.)

301 South Tryon Street, Suite 1800
Charlotte, North Carolina
(Address of principal executive offices)

28202
(Zip Code)

(704) 372-5404
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

      On October 30, 2001, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

      The following exhibit is filed herewith:

EXHIBIT NO.                        DESCRIPTION OF EXHIBIT

      99.1                           Press Release disseminated on October 30, 2001 by Ruddick
                                        Corporation.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                RUDDICK CORPORATION

                                                                                By: /s/ JOHN B. WOODLIEF
                                                                                         John B. Woodlief
                                                                                          Vice President - Finance

Dated: October 30, 2001